UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

Towers Watson & Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34594	27-0676603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 N. Glebe Road
Arlington, VA	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 258-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 4, 2016, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 29, 2015, as amended on November 19, 2015, by and among Willis Group Holdings Public Limited Company (“Willis”), Citadel Merger Sub, Inc. and Towers Watson & Co. (“Towers Watson”), Towers Watson and Willis combined their businesses in an all-stock merger of equals transaction (the “Merger”). Entry into the Merger Agreement was announced by Towers Watson and Willis on June 30, 2015, and the Merger Agreement was approved by the Towers Watson stockholders and Willis shareholders at their respective special meetings held on December 11, 2015.

As a result of the Merger, each issued and outstanding share of Towers Watson Class A common stock (“Towers Watson Common Stock”), other than shares held by Towers Watson, Willis or Merger Sub and any dissenting shares, was canceled and in consideration of which each holder of Towers Watson Common Stock has the right to receive 2.6490 validly issued, fully paid and nonassessable Willis ordinary shares. Immediately following the consummation of the Merger, Willis effected a consolidation (i.e., a reverse stock split under Irish law) whereby every 2.6490 Willis ordinary shares was converted into one Willis ordinary share, $0.000304635 nominal value per share (the “Consolidation”). As a result of the Consolidation, each holder of Towers Watson Common Stock has the right to receive one validly issued, fully paid and nonassessable Willis ordinary share for each Towers Watson share.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to Towers Watson’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2015, and to Amendment No. 1 to the Merger Agreement filed as Exhibit 2.1 to Towers Watson’s Current Report on Form 8-K filed with the SEC on November 19, 2015, respectively, each of which is incorporated herein by reference.

The issuance of Willis ordinary shares in the Merger was registered under the Securities Act of 1933, as amended, pursuant to Willis’ Registration Statement on Form S-4/A (File No. 333-206605) filed with the SEC and declared effective on October 13, 2015 (the “Registration Statement”). The joint proxy statement/prospectus of Towers Watson and Willis included in the Registration Statement contains additional information about the Merger and is incorporated herein by reference.

The Willis ordinary shares have been approved for listing on The NASDAQ Stock Market, LLC (“NASDAQ”) under the ticker symbol “WLTW” and will begin trading on January 5, 2016.

On January 5, 2016, Towers Watson and Willis issued a press release announcing the consummation of the Merger, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the Merger described in Item 2.01 above, Victor F. Ganzi, Leslie S. Heisz, Brendan R. O’Neill, Linda D. Rabbitt, Gilbert T. Ray, Paul Thomas and Wilhelm Zeller resigned as directors of Towers Watson (which has become a wholly-owned subsidiary of Willis as a result of the Merger) effective as of January 4, 2016.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement as described in Item 2.01, effective as of January 4, 2016, Towers Watson’s certificate of incorporation and bylaws were amended and restated, and Towers Watson’s fiscal year was changed to end on December 31. Copies of the Towers Watson amended and restated certificate of incorporation and bylaws are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.    The following exhibits are filed with this report:

2.1	Agreement and Plan of Merger, dated as of June 29, 2015, by and among Willis Group Holdings Public Limited Company, Citadel Merger Sub, Inc. and Towers Watson & Co. (incorporated herein by reference to Exhibit 2.1 to the Current Report filed on Form 8-K by Towers Watson & Co. on June 30, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 19, 2015, by and among Willis Group Holdings Public Limited Company, Citadel Merger Sub, Inc. and Towers Watson & Co. (incorporated herein by reference to Exhibit 2.1 to the Current Report filed on Form 8-K by Towers Watson & Co. on November 19, 2015).

3.1	Towers Watson & Co. Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit A-1 to Annex A to the Proxy Statement filed by Towers Watson & Co. on October 13, 2015).

3.2	Towers Watson & Co. Amended and Restated Bylaws (incorporated herein by reference to Exhibit A-2 to Annex A to the Proxy Statement filed by Towers Watson & Co. on October 13, 2015).

99.1	Press release, dated January 5, 2016.

99.2	Joint Proxy Statement/ Prospectus included in Registration Statement filed on Form S-4/A by Willis Group Holdings Public Limited Company (incorporated herein by reference to the 424B3 prospectus filed by Willis Group Holdings Public Limited Company on October 13, 2015) (File No. 333-206605).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO. (Registrant)

Dated: January 5, 2016	By:	/s/ Neil D. Falis
	Name:	Neil D. Falis
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 29, 2015, by and among Willis Group Holdings Public Limited Company, Citadel Merger Sub, Inc. and Towers Watson & Co. (incorporated herein by reference to Exhibit 2.1 to the Current Report filed on Form 8-K by Towers Watson & Co. on June 30, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 19, 2015, by and among Willis Group Holdings Public Limited Company, Citadel Merger Sub, Inc. and Towers Watson & Co. (incorporated herein by reference to Exhibit 2.1 to the Current Report filed on Form 8-K by Towers Watson & Co. on November 19, 2015).

3.1	Towers Watson & Co. Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit A-1 to Annex A to the Proxy Statement filed by Towers Watson & Co. on October 13, 2015).

3.2	Towers Watson & Co. Amended and Restated Bylaws (incorporated herein by reference to Exhibit A-2 to Annex A to the Proxy Statement filed by Towers Watson & Co. on October 13, 2015).

99.1	Press Release, dated January 5, 2016.

99.2

Joint Proxy Statement/ Prospectus included in Registration Statement filed on Form S-4/A by Willis Group Holdings Public Limited Company (incorporated herein by reference to the 424B3 prospectus filed by Willis Group Holdings Public Limited Company on October 13, 2015) (File No. 333-206605).